SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT April 28, 2005
Commission File No. 0-8862

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine -------------------------------- (State of Incorporation)	01-00185800 ------------------------ (I.R.S. Identification)

149 Colonial Road, Manchester, Connecticut ----------------------------------------------- (Address of principal executive offices)	06040 ------------------------ (Zip Code)

(860) 646-6555
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(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST HARTFORD CORPORATION 8K

April 28, 2005

Item 8.01        Other Events

On April 25, 2005 the Company has received a $1,000,000.00 check in a settlement of legal proceedings.  Wal-Mart Real Estate Trust v. New Hawthorn Management Services, Inc. (n/k/a First Hartford Realty Corporation via merger) Robert Piermarini Trustee of A.P. Realty Trust and Ruth Piermarini, Trustee of R&O Leominster Realty Trust, third party defendants.  All parties have signed off on the settlement and have withdrawn all actions.

The Company has also prevailed in the suit brought by an intervening broker.

First Hartford Corporation

/s/ Stuart I. Greenwald
Stuart I. Greenwald
Title Treasurer